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                                 EXHIBIT 99.03

                             Joint Filing Agreement


                              Page 63 of 72 Pages


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                             JOINT FILING AGREEMENT


       This Agreement dated as of this 17th day of February, 1996 by and among CKE Restaurants, Inc., a Delaware corporation ("CKE"), Fidelity National Financial, Inc., a Delaware corporation ("Fidelity"), William P. Foley II ("Foley"), Carl Leo Karcher ("Karcher"), Stephen Mahood ("Mahood"), William A. Imparato ("Imparato"), Frank P. Willey ("Willey"), C. Thomas Thompson ("Thompson"), Andrew F. Puzder ("Puzder"), Carl A. Strunk ("Strunk") (collectively, the "Reporting Lender Group"), Patrick F. Stone ("Stone"), Daniel
D. Lane ("Lane"), Danny Lane ("D. Lane"), Cary H. Thompson ("Thompson"), Carl N. Karcher ("C. N. Karcher"), C. Howard Lester ("Lester'), Byron E. Allumbaugh ("Allumbaugh"), Ernie Smith ("Smith), Ronald R. Maudsley ("Maudsley"), Paul D. DeFalco ("DeFalco') and Glen W. Cochran ("Cochran") (collectively, the "Reporting Buyers").


                              W I T N E S S E T H:

                  WHEREAS, the Reporting Buyers are required to file an amendment to Schedule 13D reporting on November 22, 1996, transaction pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), and Rule 13d-1 promulgated thereunder, in connection with the Private Placement of Securities with respect to Checkers Drive-In Restaurants, Inc., a Delaware corporation ("Checkers"); and

                  WHEREAS, pursuant to Paragraph (f) of Rule 13d-1, the undersigned desire to satisfy any Schedule 13D filing obligation under Rule 13d-1 by a single joint filing.

                  NOW, THEREFORE, in consideration of the premises, the undersigned hereto agree as follows:

                  1. The undersigned agree that any amendments to the previously filed Statement on Schedule 13D a copy of which is attached, and any further Amendments of such Statement, are filed on behalf of each one of them.

                           This Agreement may be executed in any number of
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                              Page 64 of 72 Pages

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                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the date above indicated.


                                 CKE RESTAURANTS, INC., in its capacity
                                 as a Lender and Buyer and as the Agent


                                 By: /s/ William P. Foley, II
                                 ---------------------------------------------
                                    Name: William P. Foley, II
                                    Title: Chief Executive Officer


                                 FIDELITY NATIONAL FINANCIAL, INC.


                                 By: /s/ Carl A. Strunk
                                 ---------------------------------------------
                                    Name: Carl A. Strunk
                                    Title: Chief Financial Officer

                                 /s/ William P. Foley II
                                 ---------------------------------------------
                                 William P. Foley II


                                 /s/ Carl Leo Karcher
                                 ---------------------------------------------
                                 Carl Leo Karcher


                                 /s/ Stephen Mahood
                                 ---------------------------------------------
                                 Stephen Mahood


                                 /s/ William A. Imparato
                                 ---------------------------------------------
                                 William A. Imparato


                                 /s/ Frank P. Willey
                                 ---------------------------------------------
                                 Frank P. Willey


                                 /s/ C. Thomas Thompson
                                 ---------------------------------------------
                                 C. Thomas Thompson



                              Page 65 of 72 Pages


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                                 /s/ Andrew F. Puzder
                                 ---------------------------------------------
                                 Andrew F. Puzder


                                 /s/ Carl A. Strunk
                                 ---------------------------------------------
                                 Carl A. Strunk


                                 /s/ Patrick F. Stone
                                 ---------------------------------------------
                                 Patrick F. Stone


                                 /s/ Daniel D. Lane
                                 ---------------------------------------------
                                 Daniel D. Lane


                                 /s/ Danny Lane
                                 ---------------------------------------------
                                 Danny Lane


                                 /s/ Cary H. Thompson
                                 ---------------------------------------------
                                 Cary H. Thompson


                                 /s/ Carl N. Karcher
                                 ---------------------------------------------
                                 Carl N. Karcher


                                 /s/ C. Howard Lester
                                 ---------------------------------------------
                                 C. Howard Lester


                                 /s/ Bryon E. Allumbaugh
                                 ---------------------------------------------
                                 Bryon E. Allumbaugh


                                 /s/ Ernie Smith
                                 ---------------------------------------------
                                 Ernie Smith


                                 /s/ Ronald R. Maudsley
                                 ---------------------------------------------
                                 Ronald R. Maudsley

                              Page 66 of 72 Pages


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                                 /s/ Paul D. DeFalco
                                 ---------------------------------------------
                                 Paul D. DeFalco


                                 /s/ Glen W. Cochran
                                 ---------------------------------------------
                                 Glen W. Cochran


                              Page 67 of 72 Pages